Exhibit 21.1
BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
LIST OF SUBSIDIARIES

Legal Entity Name	State of Formation
Arapahoe Crossings, L.P.	Delaware
Berkshire Crossing Shopping Center, LLC	Delaware
BPG Sub LLC	Delaware
BPG Sub TRS LLC	Delaware
BPG Subsidiary LLC	Delaware
Bradley Financing LLC	Delaware
Bradley Financing Partnership	Delaware
Bradley Operating LLC	Delaware
BRE Mariner Belfair II LLC	Delaware
BRE Mariner Belfair Town Village LLC	Delaware
BRE Mariner Carrollwood LLC	Delaware
BRE Mariner Chelsea Place LLC	Delaware
BRE Mariner Conway Crossing LLC	Delaware
BRE Mariner Dolphin Village LLC	Delaware
BRE Mariner Hunters Creek LLC	Delaware
BRE Mariner Lake St. Charles LLC	Delaware
BRE Mariner Marco Town Center LLC	Delaware
BRE Mariner Milestone Plaza LLC	Delaware
BRE Mariner Ross Plaza LLC	Delaware
BRE Mariner Shops of Huntcrest LLC	Delaware
BRE Mariner Sunrise Town Center LLC	Delaware
BRE Mariner Venice Plaza LLC	Delaware
BRE Mariner Venice Shopping Center LLC	Delaware
BRE Retail Management GP Holdings LLC	Delaware
BRE Retail Management Holdings LLC	Delaware
BRE Retail NP Festival Centre Owner LLC	Delaware
BRE Retail NP Memphis Commons Owner LLC	Delaware
BRE Retail NP Mezz 1 LLC	Delaware
BRE Retail NP Mezz Holdco LLC	Delaware
BRE Retail NP Owner 1 LLC	Delaware
BRE Retail Residual Circle Center Owner LLC	Delaware
BRE Retail Residual GP Holdings LLC	Delaware
BRE Retail Residual Greeneville Commons Owner LLC	Delaware
BRE Retail Residual LP Holdings LLC	Delaware
BRE Retail Residual Mezz 1 LLC	Delaware
BRE Retail Residual Mezz 2 LLC	Delaware
BRE Retail Residual Mezz 3 LLC	Delaware
BRE Retail Residual Mezz 4 LLC	Delaware
BRE Retail Residual Mezz Holdco LLC	Delaware
BRE Retail Residual MO Owner LLC	Delaware
BRE Retail Residual MO/SC Holdings Trust	Delaware
BRE Retail Residual NC GP Holdings LLC	Delaware
BRE Retail Residual NC LP Holdings LLC	Delaware
BRE Retail Residual NC Owner L.P.	Delaware
BRE Retail Residual North Penn Market Place Holdings LLC	Delaware
BRE Retail Residual North Penn Market Place Owner LLC	Delaware
BRE Retail Residual OP 4 GP Holdings LLC	Delaware
BRE Retail Residual OP 5 GP Holdings LLC	Delaware
BRE Retail Residual OP 7-A GP Holdings LLC	Delaware
BRE Retail Residual Owner 1 LLC	Delaware
BRE Retail Residual Owner 2 LLC	Delaware
BRE Retail Residual Owner 3 LLC	Delaware

Legal Entity Name	State of Formation
BRE Retail Residual Owner 4 LLC	Delaware
BRE Retail Residual Owner 5 LLC	Delaware
BRE Retail Residual Owner 6 LLC	Delaware
BRE Retail Residual Shoppes at Valley Forge Holdings LLC	Delaware
BRE Retail Residual Shoppes at Valley Forge Owner LLC	Delaware
BRE Retail Residual TRS LLC	Delaware
BRE Southeast Retail Mezz 1 LLC	Delaware
BRE Tarpon Keith Bridge Commons LLC	Delaware
BRE Tarpon Salem Road Station Holdings LLC	Delaware
BRE Tarpon Salem Road Station LLC	Delaware
BRE Tarpon South Plaza LLC	Delaware
BRE Tarpon Vineyards at Chateau Elan LLC	Delaware
BRE Tarpon Wilmington Island LLC	Delaware
BRE Throne Beneva Village Shops LLC	Delaware
BRE Throne East Port Plaza LLC	Delaware
BRE Throne Garner Towne Center Square LP	Delaware
BRE Throne Holdings LLC	Delaware
BRE Throne Martin Downs Town Center LLC	Delaware
BRE Throne Martin Downs Village Center LLC	Delaware
BRE Throne Martin Downs Village Shoppes LLC	Delaware
BRE Throne Nashboro Village LLC	Delaware
BRE Throne Plaza Rio Vista LLC	Delaware
BRE Throne Preston Park LLC	Delaware
BRE Throne Property Holdings LLC	Delaware
Brixmor 23rd Street Station Owner, LLC	Delaware
Brixmor Acquisition Company, LLC	Delaware
Brixmor Arbor Faire GP, LLC	Delaware
Brixmor Arbor Faire Owner, LP	Delaware
Brixmor Arboretum Village LLC	Delaware
Brixmor Arborland LLC	Delaware
Brixmor Atlantic Plaza, LLC	Delaware
Brixmor Banks Station, LLC	Delaware
Brixmor Berkshire Crossing LLC	Delaware
Brixmor Bethel Park, LLC	Delaware
Brixmor Bonita Springs LLC	Delaware
Brixmor Brea Gateway LLC	Delaware
Brixmor Broadway Faire, L.P.	Delaware
Brixmor Burlington Square LLC	Delaware
Brixmor Capitol SC LLC	Delaware
Brixmor Cedar Plaza, LLC	Delaware
Brixmor Centennial SC LLC	Delaware
Brixmor Champlin LLC	Delaware
Brixmor Clark, LLC	Delaware
Brixmor Cobblestone Village Parcel LLC	Delaware
Brixmor Coconut Creek Owner, LLC	Delaware
Brixmor College Plaza LLC	Delaware
Brixmor ConneXion SC LLC	Delaware
Brixmor Courtyard at Georgetown LLC	Delaware
Brixmor Creekwood SC, LLC	Delaware
Brixmor Cross Keys Commons LLC	Delaware
Brixmor Crystal Lake LLC	Delaware
Brixmor Dickson City Parcel Owner LLC	Delaware
Brixmor East Lake Pavilions, LLC	Delaware
Brixmor Eastlake SC, LLC	Delaware
Brixmor Elmhurst Crossing LLC	Delaware
Brixmor Employment Company, LLC	Delaware
Brixmor ERT, LLC	Delaware

Legal Entity Name	State of Formation
Brixmor Exchange Property Owner IV, LLC	Delaware
Brixmor Fairview Corners LLC	Delaware
Brixmor Felicita Town Center LLC	Delaware
Brixmor GA America LLC	Delaware
Brixmor GA Apollo 1 LLC	Delaware
Brixmor GA Apollo 4 LLC	Delaware
Brixmor GA Apollo 5 LLC	Delaware
Brixmor GA Apollo 6 LLC	Delaware
Brixmor GA Apollo I Sub Holdings, LLC	Delaware
Brixmor GA Apollo I Sub LLC	Delaware
Brixmor GA Apollo I TX Holdings, LLC	Delaware
Brixmor GA Apollo II TX LLC	Delaware
Brixmor GA Apollo II TX LP	Delaware
Brixmor GA Apollo III Sub Holdings, LLC	Delaware
Brixmor GA Apollo III TX LLC	Delaware
Brixmor GA Apollo III TX LP	Delaware
Brixmor GA Apollo IV Sub LLC	Delaware
Brixmor GA Apollo Member LLC	Delaware
Brixmor GA Arlington Heights LLC	Delaware
Brixmor GA Coastal Landing (FL) LLC	Delaware
Brixmor GA Coastal Way LLC	Delaware
Brixmor GA Cobblestone Village at Royal Palm Beach, LLC	Florida
Brixmor GA Cobblestone Village at St. Augustine, LLC	Delaware
Brixmor GA Cobblestone Village at St. Augustine Parcel LLC	Delaware
Brixmor GA Cosby Station LLC	Delaware
Brixmor GA Delta Center (MI) LLC	Delaware
Brixmor GA Devonshire (NC) GP LLC	Delaware
Brixmor GA Devonshire (NC) LP	Delaware
Brixmor GA Elizabethtown LLC	Delaware
Brixmor GA Financing 1 LLC	Delaware
Brixmor GA Grand Central Plaza I LLC	Delaware
Brixmor GA Grand Central Plaza LLC	Delaware
Brixmor GA Grand Central Plaza LP	Delaware
Brixmor GA Haymarket Square LLC	Delaware
Brixmor GA Hilltop Plaza, LLC	Delaware
Brixmor GA Karam Shopping Center LLC	Delaware
Brixmor GA Kingston Overlook LLC	Delaware
Brixmor Lake Pointe Village LLC	Delaware
Brixmor GA London Marketplace, LLC	Delaware
Brixmor GA Lunenburg Crossing LLC	Delaware
Brixmor GA Marketplace Wycliffe, LLC	Delaware
Brixmor GA Member II LLC	Delaware
Brixmor GA Mount Houston TX LLC	Delaware
Brixmor GA Mount Houston TX LP	Delaware
Brixmor GA Non-Core TN LLC	Delaware
Brixmor GA Normandy Square, LLC	Delaware
Brixmor GA North Haven Crossing LLC	Delaware
Brixmor GA North Olmsted LLC	Delaware
Brixmor GA Panama City, LLC	Delaware
Brixmor GA Parkway Plaza GP, LLC	Delaware
Brixmor GA Parkway Plaza, LP	Delaware
Brixmor GA PUT Portfolio LLC	Delaware
Brixmor GA San Dimas GP, LLC	Delaware
Brixmor GA San Dimas, LP	Delaware
Brixmor GA Seacoast Shopping Center LLC	Delaware
Brixmor GA Shops at Prospect GP LLC	Delaware
Brixmor GA Shops at Prospect LP	Delaware

Legal Entity Name	State of Formation
Brixmor GA Shops at Prospect LP LLC	Delaware
Brixmor GA Southland Shopping Center LLC	Delaware
Brixmor GA Springdale Member LLC	Delaware
Brixmor GA Springdale/Mobile Limited Partnership	Alabama
Brixmor GA Stratford Commons GP, LLC	Delaware
Brixmor GA Stratford Commons, LP	Delaware
Brixmor GA Sub LLC	Delaware
Brixmor GA Tuckernuck Square, LLC	Delaware
Brixmor GA Turnpike Plaza LLC	Delaware
Brixmor GA Vail Ranch GP, LLC	Delaware
Brixmor GA Vail Ranch, LP	Delaware
Brixmor GA Washtenaw Fountain, LLC	Delaware
Brixmor GA Waterbury LLC	Delaware
Brixmor GA Waterford Commons LLC	Delaware
Brixmor GA Westminster LLC	Delaware
Brixmor GA Wilkes-Barre LP	Delaware
Brixmor GA Wilkes-Barre Member I LLC	Delaware
Brixmor GA Wilkes-Barre Member LLC	Delaware
Brixmor GA Wilkes-Barre Sub LLC	Delaware
Brixmor GA Willow Springs Plaza LLC	Delaware
Brixmor Granada Shoppes Leasehold LLC	Delaware
Brixmor Granada Shoppes LLC	Delaware
Brixmor Greentree SC, LLC	Delaware
Brixmor Hale Road LLC	Delaware
Brixmor Hamilton Plaza Owner, LLC	Delaware
Brixmor Hanover Square SC, LLC	Delaware
Brixmor Helena Plaza LLC	Delaware
Brixmor Heritage Square LLC	Delaware
Brixmor Heritage Square MGR LLC	Delaware
Brixmor Holdings 1 SPE, LLC	Delaware
Brixmor Holdings 10 SPE, LLC	Delaware
Brixmor Holdings 11 SPE, LLC	Delaware
Brixmor Holdings 12 SPE, LLC	Delaware
Brixmor Holdings 3 SPE, LLC	Delaware
Brixmor Holdings 6 SPE, LLC	Delaware
Brixmor Holdings 8 SPE, LLC	Delaware
Brixmor HTG SPE 5 LLC	Delaware
Brixmor III OP, LLC	Delaware
Brixmor Incap LLC	South Carolina
Brixmor Innes Street LP	Delaware
Brixmor Ivyridge SC, LLC	Delaware
Brixmor Junior Mezz Holding, LLC	Delaware
Brixmor King’s Market LLC	Delaware
Brixmor Larchmont LLC	Delaware
Brixmor Laurel Square Owner, LLC	Delaware
Brixmor Lehigh SC LLC	Delaware
Brixmor LLC	Maryland
Brixmor Long Meadow LLC	Delaware
Brixmor Mableton Walk, LLC	Delaware
Brixmor Management Joint Venture 2 Holding, LLC	Delaware
Brixmor Management Joint Venture 2, LLC	Delaware
Brixmor Management Joint Venture 2, LP	Delaware
Brixmor Management Joint Venture LP	Delaware
Brixmor Management NY LLC	Delaware
Brixmor Manchester I LLC	Delaware
Brixmor Manchester II LLC	Delaware
Brixmor Manchester III LLC	Delaware

Legal Entity Name	State of Formation
Brixmor Marlton Plaza LLC	Delaware
Brixmor MergerSub LLC	Delaware
Brixmor Metro 580 SC, L.P.	Delaware
Brixmor Miami Gardens, LLC	Delaware
Brixmor Miami Gardens Outparcel Owner LLC	Delaware
Brixmor Middletown Plaza Owner, LLC	Delaware
Brixmor Middle Country Road LLC	Delaware
Brixmor Miracle Mile, LLC	Delaware
Brixmor Monroe Plaza, LLC	Delaware
Brixmor Montebello Plaza GP, LLC	Delaware
Brixmor Montebello Plaza, L.P.	Delaware
Brixmor Morris Hills LLC	Delaware
Brixmor Naples SC LLC	Delaware
Brixmor NC Property GP LLC	Delaware
Brixmor New Centre LP	Delaware
Brixmor New Chastain Corners SC, LLC	Delaware
Brixmor North Riverside Plaza LLC	Delaware
Brixmor North Riverside Plaza Leasehold LLC	Delaware
Brixmor Old Bridge LLC	Delaware
Brixmor OP GP LLC	Delaware
Brixmor OP Holdings 2, LLC	Delaware
Brixmor OP Holdings LLC	Delaware
Brixmor OP TRS LLC	Delaware
Brixmor Operating Partnership 16, LLC	Delaware
Brixmor Operating Partnership 2, LLC	Delaware
Brixmor Operating Partnership 4, L.P.	Delaware
Brixmor Operating Partnership 5, L.P.	Delaware
Brixmor Operating Partnership 7-A, LP	Delaware
Brixmor Operating Partnership, LLC	Delaware
Brixmor Operating Partnership LP	Delaware
Brixmor PA, LLC	Pennsylvania
Brixmor Paradise Pavilion, LLC	Delaware
Brixmor Park Shore Outparcel LLC	Delaware
Brixmor Park Shore SC LLC	Delaware
Brixmor Pawleys Island Plaza LLC	Delaware
Brixmor Plaza By The Sea LLC	Delaware
Brixmor Plymouth Square LLC	Delaware
Brixmor Preston Park LLC	Delaware
Brixmor Property Group Inc.	Maryland
Brixmor Property Owner II, LLC	Delaware
Brixmor Quentin Collection Parcel LLC	Delaware
Brixmor Ravinia Plaza LLC	Delaware
Brixmor Residual Arapahoe Crossings LLC	Delaware
Brixmor Residual Dickson City Crossings Member, LLC	Delaware
Brixmor Residual Dickson City Crossings, LLC	Delaware
Brixmor Residual Holding LLC	Delaware
Brixmor Residual Presidential Plaza, LLC	Delaware
Brixmor Residual Shoppes at Fox Run, LLC	Delaware
Brixmor Rivercrest LLC	Delaware
Brixmor Riverhead Development LLC	Delaware
Brixmor Roanoke Plaza LLC	Delaware
Brixmor Roosevelt Mall Owner, LLC	Delaware
Brixmor Rose Pavilion, L.P.	Delaware
Brixmor Royal Oaks GP LLC	Delaware
Brixmor Royal Oaks L.P.	Delaware
Brixmor Seminole Plaza Owner, LLC	Delaware
Brixmor Senior Mezz Holding, LLC	Delaware

Legal Entity Name	State of Formation
Brixmor Silver Pointe, LLC	Delaware
Brixmor Slater Street LLC	Delaware
Brixmor Southport Centre LLC	Delaware
Brixmor SPE 1 LLC	Delaware
Brixmor SPE 2 LLC	Delaware
Brixmor SPE 3 LLC	Delaware
Brixmor SPE 4 LP	Delaware
Brixmor SPE 5 LLC	Delaware
Brixmor SPE 6 LLC	Delaware
Brixmor SPE MGR 1 LLC	Delaware
Brixmor Spring Mall Limited Partnership	Delaware
Brixmor Spring Mall, LLC	Delaware
Brixmor STN LLC	Delaware
Brixmor Stockbridge Village, LLC	Delaware
Brixmor Stone Mountain, LLC	Delaware
Brixmor Sunshine Square LLC	Delaware
Brixmor Surrey Square Mall, LLC	Delaware
Brixmor Sweetwater Village, LLC	Delaware
Brixmor Tarpon Mall, LLC	Delaware
Brixmor Tinton Falls, LLC	Delaware
Brixmor Tri City Plaza LLC	Delaware
Brixmor Trinity Commons SPE Limited Partnership	Delaware
Brixmor Trinity Commons SPE MGR LLC	Delaware
Brixmor UC Greenville LP	Delaware
Brixmor Upland Town Square LLC	Delaware
Brixmor Venetian Isle LLC	Delaware
Brixmor Ventura Downs Owner, LLC	Delaware
Brixmor Venice Village Shoppes LLC	Delaware
Brixmor Victory Square, LLC	Delaware
Brixmor Warminster SPE LLC	Delaware
Brixmor Watson Glen LLC	Delaware
Brixmor Webster Square LLC	Delaware
Brixmor Wendover Place LP	Delaware
Brixmor West U Marketplace LLC	Delaware
Brixmor Williamson Square GP LLC	Delaware
Brixmor Wolfcreek I LLC	Delaware
Brixmor Wolfcreek II LLC	Delaware
Brixmor Wolfcreek III LLC	Delaware
Brixmor Wolfcreek IV LLC	Delaware
Brixmor Wolfcreek Outparcel Owner LLC	Delaware
Brixmor Wynnewood Parcel LLC	Delaware
Brixmor/IA 18 Mile & Ryan, LLC	Delaware
Brixmor/IA Bennetts Mills Plaza, LLC	Delaware
Brixmor/IA Brunswick Town Center, LLC	Delaware
Brixmor/IA Cayuga Plaza, LLC	Delaware
Brixmor/IA Central Station, LLC	Delaware
Brixmor/IA Clearwater Mall, LLC	Delaware
Brixmor/IA Colonial Marketplace, LLC	Delaware
Brixmor/IA Columbus Center, LLC	Delaware
Brixmor/IA Crossroads Center, LLC	Delaware
Brixmor/IA Delco Plaza, LLC	Delaware
Brixmor/IA Downtown Publix, LLC	Delaware
Brixmor/IA Georgetown Square, LLC	Delaware
Brixmor/IA Northeast Plaza, LLC	Delaware
Brixmor/IA Points West SC, LLC	Delaware
Brixmor/IA Quentin Collection, LLC	Delaware
Brixmor/IA Regency Park SC, LLC	Delaware

Legal Entity Name	State of Formation
Brixmor/IA Rutland Plaza, LLC	Delaware
Brixmor/IA Southfield (MI) SC, LLC	Delaware
Brixmor/IA Southfield Plaza, LLC	Delaware
Brixmor/IA Spencer Square, LLC	Delaware
Brixmor/IA Tinley Park Plaza, LLC	Delaware
Brixmor-Lakes Crossing, LLC	Delaware
BRX/CA Inc.	Delaware
BRX CT Renewables LLC	Delaware
BRX Mamaroneck Parcel LLC	Delaware
BRX NJ Renewables LLC	Delaware
BRX NY Renewables LLC	Delaware
BRX PA Renewables LLC	Delaware
CA New Plan Asset LLC	Delaware
CA New Plan Asset Partnership IV, L.P.	Delaware
CA New Plan Fixed Rate Partnership, L.P.	Delaware
CA New Plan Fixed Rate SPE LLC	Delaware
CA New Plan IV	Maryland
CA New Plan Sarasota Holdings SPE, LLC	Delaware
CA New Plan Sarasota, L.P.	Delaware
CA New Plan Texas Assets, L.P.	Delaware
CA New Plan Texas Assets, LLC	Delaware
CA New Plan V	Maryland
CA New Plan Venture Direct Investment Fund, LLC	Delaware
CA New Plan Venture Fund, LLC	Delaware
CA New Plan Venture Partner	Maryland
CA New Plan VI	Maryland
CA New Plan Victoria Holdings SPE, LLC	Delaware
CA New Plan Victoria, L.P.	Delaware
CA New Plan Villa Monaco Holdings SPE, LLC	Delaware
CA New Plan Villa Monaco, L.P.	Delaware
California Mezz 1, LLC	Delaware
California Mezz 2, LLC	Delaware
California Mezz Holdings, LLC	Delaware
California Property Owner I, LLC	Delaware
Cedar Crest Associates L.P.	Pennsylvania
Cedar Crest GP, LLC	Delaware
Century Plaza Associates, L.P.	Delaware
Chalfont Plaza Associates, L.P.	Delaware
Chalfont Plaza LLC	Delaware
Collegeville Plaza Associates, L.P.	Delaware
Collegeville Plaza LLC	Delaware
County Line Plaza Realty Associates, L.P.	Delaware
County Line Plaza Realty LLC	Delaware
CP General Partner, LLC	Delaware
Culpeper Shopping Center Joint Venture	Maryland
CV GP L.P.	Delaware
CV GP LLC	Delaware
CW A & P Mamaroneck LLC	Delaware
CW Highridge Plaza LLC	Delaware
CW North Ridge Plaza LLC	Delaware
CW Park Hills Plaza GP LLC	Delaware
CW Park Hills Plaza LP	Delaware
CW Parkway Plaza LLC	Delaware
CW Parkway Plaza Manager LLC	Delaware
CW Pilgrim Gardens GP LLC	Delaware
CW Pilgrim Gardens Holding GP LLC	Delaware
CW Pilgrim Gardens Holding LP	Delaware

Legal Entity Name	State of Formation
CW Pilgrim Gardens LP	Delaware
CW Village Square LLC	Delaware
CWAR 14 LLC	Delaware
CWAR 15 LLC	Delaware
CWOP 2 Mansell Pad Site LLC	Delaware
DHHE, LLC	Delaware
ERP Australian Member, LLC	Delaware
ERP Hillcrest, LLC	Delaware
ERP Mingo Marketplace, LLC	Delaware
ERP New Britain GP, LLC	Delaware
ERP New Britain Holdings, LP	Delaware
ERP New Britain Mezz GP, LLC	Delaware
ERP New Britain Property Owner, L.P.	Delaware
ERT 163rd Street Mall, LLC	Delaware
ERT Development LLC	Delaware
Excel Realty Partners, L.P.	Delaware
Excel Realty Trust - NC	North Carolina
FDHE, LLC	Delaware
Fox Run Limited Partnership	Alabama
Fox Run LLC	Delaware
Glenmont Associates Limited Partnership	Pennsylvania
Glenmont LLC	Delaware
Grove Court Shopping Center LLC	Delaware
Harpers Corner Parcel LLC	Delaware
Heritage Hale Road LLC	Delaware
Heritage HR Manager LLC	Delaware
Heritage Property Investment Limited Partnership	Delaware
Heritage Realty Management, LLC	Delaware
Heritage Realty Special L.P., LLC	Delaware
Heritage Southwest GP LLC	Delaware
Heritage Southwest Limited Partnership	Delaware
Heritage SPE LLC	Delaware
Heritage SPE MGR LLC	Delaware
Heritage SPE MGR Manager, LLC	Delaware
HK New Plan Arvada Plaza, LLC	Delaware
HK New Plan Covered Sun, LLC	Delaware
HK New Plan ERP Property Holdings, LLC	Delaware
HK New Plan Exchange Property Holdings I, LLC	Delaware
HK New Plan Exchange Property Owner II, LP	Delaware
HK New Plan Lower Tier OH, LLC	Delaware
HK New Plan Macon Chapman TRS GP LLC	Delaware
HK New Plan Mid Tier OH, L.P.	Delaware
HK New Plan STH Mid Tier I, LLC	Delaware
HK New Plan STH Upper Tier I, LLC	Delaware
HK New Plan STH Upper Tier II Company	Maryland
KOP Perkins Farm Marketplace LLC	Delaware
KOP Vestal Venture LLC	Delaware
KR 69th Street GP LLC	Delaware
KR 69th Street, L.P.	Pennsylvania
KR Barn GP LLC	Delaware
KR Barn, L.P.	Pennsylvania
KR Best Associates GP LLC	Delaware
KR Best Associates, L.P.	Pennsylvania
KR Collegetown LLC	Delaware
KR Collegetown Manager LLC	Delaware
KR Culpeper GP LLC	Delaware
KR Culpeper II GP LLC	Delaware

Legal Entity Name	State of Formation
KR Fox Run GP LLC	Delaware
KR Holcomb LLC	Delaware
KR Holcomb Manager LLC	Delaware
KR Mableton LLC	Delaware
KR Mableton Manager LLC	Delaware
KR Park Plaza LLC	Delaware
KR Park Plaza Manager LLC	Delaware
KR Stratford LLC	Delaware
KR Stratford Manager LLC	Delaware
Kramont Operating Partnership, L.P.	Delaware
KRT Property Holdings LLC	Delaware
KRT Property Holdings Manager LLC	Delaware
Marlton Plaza Associates II, L.P.	Delaware
Marlton Plaza Associates, L.P.	Delaware
Marlton Plaza II LLC	Delaware
Montgomery CV Realty L.P.	Delaware
NC Properties #1, LLC	Delaware
NC Properties #2, LLC	Delaware
New Plan Australian Member, LLC	Delaware
New Plan Cinnaminson Urban Renewal, L.L.C.	New Jersey
New Plan Disbursing LLC	Delaware
New Plan DRP Trust	Maryland
New Plan ERP Limited Partner Company	Maryland
New Plan ERT Tyrone Gardens, LLC	Delaware
New Plan Florida Holdings, LLC	Delaware
New Plan Hampton Village, LLC	Delaware
New Plan of Arlington Heights, LLC	Delaware
New Plan of Cinnaminson GP, LLC	Delaware
New Plan of Cinnaminson LP	Delaware
New Plan of Michigan Member, LLC	Delaware
New Plan of West Ridge, LLC	Delaware
New Plan Pennsylvania Holdings, LLC	Delaware
New Plan Property Holding Company	Maryland
New Plan Realty Trust, LLC	Delaware
NewSem Tyrone Gardens Property Owner, LLC	Delaware
NewSem Tyrone Gardens, LLC	Delaware
Newtown Village Plaza Associates L.P.	Delaware
Newtown Village Plaza LLC	Delaware
Northeast Plaza Outparcel Owner LLC	Delaware
Orange Plaza LLC	Delaware
Orange Plaza Manager LLC	Delaware
Pointe Orlando Development Company	California
Rio Grande Associates	Pennsylvania
Rio Grande Plaza LLC	Delaware
Springfield Parcel LLC	Delaware
Springfield Supermarket LLC	Delaware
Springfield Supermarket Manager LLC	Delaware
The Shoppes at Wycliffe Property Owners’ Association, Inc.	Florida
Super LLC	Maryland
Vestal Campus Plaza LLC	Delaware
Vestal Parkway Plaza LLC	Delaware
Vestal Retail Holdings, L.L.C.	Delaware
Vestal Shoppes LLC	Delaware
Vestal Town Square LLC	Delaware
Vestal Town Square Manager LLC	Delaware
Village Plaza LLC	Delaware
Village Plaza Manager LLC	Delaware

Legal Entity Name	State of Formation
Werk Road Acquisition LLC	Delaware
Williamson Square Associates Limited Partnership	Illinois